                                                                       EXHIBIT K

                               STOCK PURCHASE AGREEMENT

               THIS AGREEMENT ("Agreement") is made and entered into this 29th day of December, 1994, by and between LINPAC MOULDINGS LIMITED ("LINPAC"), with its principal office at Deykin Avenue, Witton, Birmingham B6 7HY, England and the undersigned employee and shareholder of ROPAK Corporation (the "Shareholder").

               WHEREAS, ROPAK CORPORATION is a Delaware corporation (the "Company") with its principal office located at 660 S. State College Blvd., Fullerton, California 92631-5138;

               WHEREAS, the Shareholder owns beneficially and of record the number of shares of common stock of the Company set forth on the signature page hereto, subject only to payment of the exercise price to the Company for certain options exercised to acquire shares (the "Options");

               WHEREAS, the Shareholder desires to sell and LINPAC desires to purchase the Common Stock;

               NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants, agreements and promises herein contained, the parties agree as follows:

               SECTION 1.  PURCHASE AND SALE

               1.1. General. The Shareholder hereby agrees to exercise any options necessary to obtain the Common Stock and sell the Common Stock to LINPAC and LINPAC hereby agrees to purchase the Common Stock from the Shareholder.

               1.2. Purchase Price. The Purchase Price for Common Stock shall be $10.50 per share of Common Stock.

               SECTION 2.  CLOSING

               2.1. Closing. The transfer of stock (the "Closing") shall occur at the offices of McDermott, Will & Emery, 227 West Monroe Street, Chicago, Illinois on the date hereof, or by delivery through an agreed upon courier service.

               2.2. Deliveries by LINPAC. At the Closing, LINPAC shall deliver the following:

               (a) checks payable to the Shareholder and the Company (as payment of the exercise price for the Options) in the amount of the aggregate Purchase Price for the Common Stock as set forth on the signature page hereto; and

               (b) such other instruments or documents as may be necessary or appropriate to carry out the transactions contemplated hereby.

               2.3. Deliveries by Shareholder. At the Closing, Shareholder shall deliver or cause to the Company to deliver the following:

               (a) certificates, with fully executed stock powers and signature guarantees, evidencing the Common Stock and all other documentation necessary or appropriate to effect the transfer of ownership thereof to LINPAC; and

               (b) such other endorsements, instruments or documents as may be necessary or appropriate to carry out the transactions contemplated hereby.

               SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

               Shareholder represents and warrants to LINPAC as of the date hereof and as of the Closing, as follows:

               3.1. Authority. Shareholder has all requisite power and authority, without the consent of any other person, to execute and deliver this Agreement and the documents to be delivered at the Closing and to carry out the transactions contemplated hereby and thereby.

               3.2 Validity. This Agreement has been duly executed and delivered and constitutes the lawful, valid and binding obligation of Shareholder, enforceable in accordance with its terms. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other government authority, is required or the execution and delivery by Shareholder of this Agreement or the performance by Shareholder of its obligations hereunder.

               3.4. Common Stock. Shareholder is the sole record and beneficial owner of the Common Stock and has good, marketable and indefeasible title thereto and the absolute right to sell, assign, transfer and deliver the same, free and clear of all claims, security interests, liens, pledges, charges, escrows, options, proxies, rights of first refusal, preemptive rights, mortgages, hypothecations, prior assignments, title retention agreements, indentures, security agreements or any other limitation, encumbrance or restriction of any kind (subject only to payment of the exercise price for the Options as provided for herein). The amount set forth on the signature page hereto as payable to the Company is the total amount payable for exercise of the Options.

               SECTION 4.  REPRESENTATIONS AND WARRANTIES OF LINPAC

               LINPAC hereby represents and warrants to Shareholder as of the date hereof and as of the Closing, as follows:

               4.1. Authority. LINPAC has all requisite power and authority, without the consent of any other person, to execute and deliver this Agreement and the documents to be delivered at the Closing, and to carry out the transactions contemplated hereby and thereby. LINPAC is a private company limited by shares organized and validly existing under the laws of the United Kingdom.

               4.2. Validity. This Agreement has been, and the documents to be delivered at Closing by LINPAC will be, duly executed and delivered and constitute lawful, valid and legally binding obligations of LINPAC. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other government authority, is required or the execution and delivery by LINPAC of this Agreement or the performance by LINPAC of its obligations hereunder.

               SECTION 5.  SURVIVAL AND INDEMNIFICATION

               The representations and warranties in this Agreement will survive the Closing. Each party shall indemnify and hold harmless the other from any and all loss, liability, cost, expense, claim or obligation arising from any breach of any representation and warranty or failure to fulfill any covenant hereunder.

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Terry Drainer
          David A. Williams
                                        Signature:  /s/ Terry Drainer
     Its: Managing Director
                                        Shares:  600
                                        Amount payable to
                                        Shareholder:  $3,000.00

                                        Amount Payable to
                                        the Company:  $3,300.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED SIX HUNDRED (600) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Terry Drainer

                                   Signature:  /s/ Terry Drainer

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Fred Gerber
          David A. Williams
                                        Signature:  /s/ Fred Gerber
     Its: Managing Director
                                        Shares:  4,906
                                        Amount payable to
                                        Shareholder:  $29,588.00

                                        Amount Payable to
                                        the Company:  $21,925.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED FOUR THOUSAND NINE HUNDRED SIX (4,906) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint
     _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Fred Gerber

                                   Signature:  /s/ Fred Gerber

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Jeff Bojeski
          David A. Williams
                                        Signature:  /s/ Jeff Bojeski
     Its: Managing Director
                                        Shares:  2,200
                                        Amount payable to
                                        Shareholder:  $12,600.00

                                        Amount Payable to
                                        the Company:  $12,500.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED TWO THOUSAND TWO HUNDRED (2,200) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint
     _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Jeff Bojeski

                                   Signature:  /s/ Jeff Bojeski

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Norris McLean
          David A. Williams
                                        Signature:  /s/ Norris McLean
     Its: Managing Director
                                        Shares:  15,000
                                        Amount payable to
                                        Shareholder:  $75,682.50

                                        Amount Payable to
                                        the Company:  $81,817.50

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED FIFTEEN THOUSAND (15,000) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Norris McLean

                                   Signature:  /s/ Norris McLean

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Larry Ivan
          David A. Williams
                                        Signature:  /s/ Larry Ivan
     Its: Managing Director
                                        Shares:  1,800
                                        Amount payable to
                                        Shareholder:  $8,550.00

                                        Amount Payable to
                                        the Company:  $10,350.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED EIGHTEEN HUNDRED (1,800) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Larry Ivan

                                   Signature:  /s/ Larry Ivan

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Lora L. Miller
          David A. Williams
                                        Signature:  /s/ Lora L. Miller
     Its: Managing Director
                                        Shares:  1,800
                                        Amount payable to
                                        Shareholder:  $8,550.00

                                        Amount Payable to
                                        the Company:  $10,350.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED EIGHTEEN HUNDRED (1,800) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Lora L. Miller

                                   Signature:  /s/ Lora L. Miller

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  James R. Connell
          David A. Williams
                                        Signature:  /s/ James R. Connell
     Its: Managing Director
                                        Shares:  16,000
                                        Amount payable to
                                        Shareholder:  $80,728.00

                                        Amount Payable to
                                        the Company:  $87,272.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED SIXTEEN THOUSAND (16,000) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  James R. Connell

                                   Signature:  /s/ James R. Connell

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Ralph R. Kraft
          David A. Williams
                                        Signature:  /s/ Ralph R. Kraft
     Its: Managing Director
                                        Shares:  10,000
                                        Amount payable to
                                        Shareholder:  $50,460.00

                                        Amount Payable to
                                        the Company:  $54,540.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED TEN THOUSAND (10,000) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Ralph R. Kraft

                                   Signature:  /s/ Ralph R. Kraft

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Ronald Wm. Cameron
          David A. Williams
                                        Signature:  /s/ Ronald Wm. Cameron
     Its: Managing Director
                                        Shares:  10,000
                                        Amount payable to
                                        Shareholder:  $50,460.00

                                        Amount Payable to
                                        the Company:  $54,540.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED TEN THOUSAND (10,000) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Ronald Wm. Cameron

                                   Signature:  /s/ Ronald Wm. Cameron

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Anthony J. Pagano
          David A. Williams
                                        Signature:  /s/ Anthony J. Pagano
     Its: Managing Director
                                        Shares:  600
                                        Amount payable to
                                        Shareholder:  $2,850.00

                                        Amount Payable to
                                        the Company:  $3,450.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED SIX HUNDRED (600) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Anthony J. Pagano

                                   Signature:  /s/ Anthony J. Pagano

               SECTION 6.  GENERAL PROVISIONS

               6.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

               6.2. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

               6.3. Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

               6.4. Entire Transaction. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed all as of the date first written above.

     LINPAC MOULDINGS LIMITED           SHAREHOLDER

     By:  /s/ David A. Williams         Name:  Gary Montgomery
          David A. Williams
                                        Signature:  /s/ Gary Montgomery
     Its: Managing Director
                                        Shares:  8,250
                                        Amount payable to
                                        Shareholder:  $41,625.00

                                        Amount Payable to
                                        the Company:  $45,000.00

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto LINPAC MOULDINGS LIMITED EIGHT THOUSAND TWO HUNDRED FIFTY (8,250) Shares of Common Stock of ROPAK Corporation, a Delaware corporation (the "Corporation"), standing in his or her name on the books of said Corporation and do hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



     Dated:  December 28, 1994     Name:  Gary Montgomery

                                   Signature:  /s/ Gary Montgomery